Exhibit 4.1

EXECUTION VERSION

CF INDUSTRIES HOLDINGS, INC., as Guarantor
and
CF INDUSTRIES, INC., as Issuer

SECOND AMENDMENT

Dated as of September 7, 2016

to

NOTE PURCHASE AGREEMENT

Dated as of September 24, 2015, as amended by the First Amendment, dated as of
December 20, 2015

Re:  $250,000,000 4.49% Guaranteed Senior Notes, Series A, Due October 15, 2022

$500,000,000 4.93% Guaranteed Senior Notes, Series B, Due October 15, 2025

$250,000,000 5.03% Guaranteed Senior Notes, Series C, Due October 15, 2027

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT (the or this “Second Amendment”), dated as of September 7, 2016 (the “Effective Date”) to the Note Purchase Agreement, dated as of September 24, 2015 as amended by the First Amendment, dated as of December 20, 2015, is between CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this Second Amendment (collectively, the “Consenting Noteholders”).

RECITALS:

A. The Company, Holdings and each purchaser named in Schedule B thereto have heretofore entered into a Note Purchase Agreement dated as of September 24, 2015 (as amended by the First Amendment, dated as of December 20, 2015, the “Note Purchase Agreement”).  The Company has heretofore issued $250,000,000 aggregate principal amount of its 4.49% Guaranteed Senior Notes, Series A, Due October 15, 2022, $500,000,000 aggregate principal amount of its 4.93% Guaranteed Senior Notes, Series B, Due October 15, 2025 and $250,000,000 aggregate principal amount of its 5.03% Guaranteed Senior Notes, Series C, Due October 15, 2027 (collectively, the “Notes”) pursuant to the Note Purchase Agreement.

B.       The Company, Holdings and the Consenting Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.       Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company, Holdings and the Consenting Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.                                             AMENDMENTS.

Section 1.1.      (a) The following shall be added as a new Section 9.10 of the Note Purchase Agreement:

Section 9.10         Elevated Leverage Ratio Fee.  (a) Subject to Section 9.11(d), with respect to each fiscal quarter ending on or prior to the Covenant Holiday Period End, no later than 10 Business Days after the delivery of a Compliance Certificate pursuant to Section 7.2 with respect to a fiscal quarter demonstrating for the Measurement Period ending on the last day of the applicable fiscal quarter or fiscal year a Total Leverage Ratio of greater than 3.75 to 1.00 but less than or equal to 4.50 to 1:00, the Company shall pay a fee (the “Elevated Leverage Ratio Fee”) to each holder of a Note in an amount comprised of the product of (x) 0.50% (50 basis points), (y) the aggregate outstanding principal amount of Notes held by such holder (or its predecessor(s) in interest) as of the last day of such fiscal quarter, and (z) 0.25 (to reflect that the fee is payable with respect to a quarter); provided that, if the Compliance Certificate referred to above demonstrates for any such Measurement Period ending on the last day of the applicable fiscal quarter or fiscal year a Total Leverage Ratio of greater than 4.50 to 1:00 or if the Company fails to deliver a Compliance Certificate as and when required pursuant to Section 7.2, the foregoing clause (x) shall be modified to be 1.00% (100 basis points) for such Measurement Period.

(b) Concurrently with the payment of the Elevated Leverage Ratio Fee as contemplated by Section 9.10(a), the Company shall deliver to each of the holders of the Notes a written notice from a Financial Officer (i) stating that such Elevated Leverage Ratio Fee is payable in accordance with this Section 9.10 and specifying such fiscal quarter and the ending date thereof and (ii) confirming the amount of the applicable Elevated Leverage Ratio Fee payable with respect to such fiscal quarter. Such written notice shall be delivered in the same manner as delivery of the Compliance Certificate is made pursuant to Section 7.2.

(c) In determining the Elevated Leverage Ratio Fee with respect to any fiscal quarter during which any Note is paid in full, the Elevated Leverage Ratio Fee for any such Note shall be reduced to an amount equal to such Elevated Leverage Ratio Fee multiplied by a fraction, (i) the numerator of which is equal to 90 minus the number of days (computed on the basis of a 360-day year of twelve 30-day months) from such payment in full to the end of the related fiscal quarter and (ii) the denominator of which is 90. In the event of a partial prepayment of any Note during a fiscal quarter, the Elevated Leverage Ratio Fee shall be similarly prorated based on the principal amount of Notes outstanding during the fiscal quarter, treating the amount prepaid as having been paid in full.

(d) The Elevated Leverage Ratio Fee, if any, shall be paid by wire transfer of immediately available funds to each holder of the Notes in the same manner as interest payments are made in accordance with the terms of this Agreement.

(b)       The following shall be added as a new Section 9.11 of the Note Purchase Agreement:

Section 9.11         NRSRO Rating. (a) From December 31, 2016 until such time as no Notes are outstanding, the Company shall, at its cost and expense, (i) maintain an NRSRO Rating of the Notes and (ii) at least once in each calendar year, commencing with the 2017 calendar year, deliver to each of the holders of the Notes a copy of a ratings letter requested and obtained by the Company from an NRSRO within thirty days of the receipt thereof by the Company.

(b) If, as of any interest payment date occurring on or prior to the Adjustment Period End, the Current NRSRO Rating is not Investment Grade or the Company shall have failed to maintain an NRSRO Rating, the Company shall, no later than 10 Business Days after such interest payment date, pay a fee (the “Sub-Investment Grade Fee”) to each holder of a Note in an amount comprised of the product of (i) 1.50% (150 basis points), (ii) the aggregate outstanding principal amount of Notes held by such holder (or its predecessor(s) in interest) as of such interest payment date, and (iii) 0.50 (to reflect that the fee is payable semi-annually); provided that if, as of the interest payment date occurring on or immediately prior to April 15, 2018, the Current NRSRO Rating is not Investment Grade, the “Adjustment Period End” shall be the first interest payment date occurring after April 15, 2018 for which the Current NRSRO Rating is Investment Grade. No later than 10 Business Days after any interest payment date occurring on or prior to the Adjustment Period End, the Company shall deliver to each of the holders of the Notes a written notice from a Financial Officer (x) demonstrating the Current NRSRO Rating by delivering to each holder of the Notes a copy of the ratings letter in effect at such time requested and obtained by the Company from an NRSRO and (y) if the Current NRSRO Rating referred to in clause (x) is not Investment Grade, confirming the amount of the applicable Sub-Investment Grade Fee payable with respect to such interest payment date. Such written notice shall be delivered in the same manner as delivery of the Compliance Certificate is made pursuant to Section 7.2.

(c) The Sub-Investment Grade Fee, if any, shall be paid by wire transfer of immediately available funds to each holder of the Notes in the same manner as interest payments are made in accordance with the terms of this Agreement.

(d) Notwithstanding anything in this Agreement to the contrary, the aggregate amount of the Sub-Investment Grade Fee plus the Elevated Leverage Ratio Fee shall at no time exceed 150 basis points (annualized) in the aggregate for any fiscal year.

(c)       The following shall be added as a new Section 9.12 of the Note Purchase Agreement:

Section 9.12         Most Favored Lender. (a) If, at any time from the Second Amendment Effective Date until the MFL Period End, any of the financial covenants contained in Section 6.4 of the Amended Credit Agreement, as in effect on the Second Amendment Effective Date (collectively, the “Financial Covenants”) are amended, restated or otherwise modified after the Second Amendment Effective Date, and such Financial Covenants, as so amended, restated or otherwise modified (the “Amended Financial Covenants”) would be more beneficial to the holders of the Notes than the analogous covenants contained in Section 10.4 (as amended, restated or otherwise modified pursuant to this Section 9.12), then a Financial Officer shall promptly (but in any event no later than 10 Business Days from the occurrence of the applicable amendment, restatement or other modification thereof) provide written notice thereof to the holders of Notes, which notice shall refer specifically to this Section 9.12 and shall describe in reasonable detail such Amended Financial Covenants and the relevant ratios and levels contained therein. Thereupon, unless waived in writing by the Required

Holders, such Amended Financial Covenants shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such Amended Financial Covenant became effective under such Amended Credit Agreement. Any such Amended Financial Covenant incorporated into this Agreement pursuant to this Section 9.12 shall automatically without any action required to be taken by the Company or any holder of any Note until such time as no Notes are outstanding (i) be subject to any subsequent waiver of the correlative covenant to such Amended Financial Covenant under the applicable Amended Credit Agreement for the same time period as waived thereunder and (ii) be deemed amended, restated or otherwise modified in this Agreement pursuant to Section 17 hereof to the same effect as the correlative covenant to such Amended Financial Covenant shall be amended, restated or otherwise modified under the applicable Amended Credit Agreement (and in any such case under clauses (i) or (ii) above, a Financial Officer shall promptly (but in any event no later than 10 Business Days from the occurrence thereof) provide written notice thereof to the holders of Notes, which notice shall refer specifically to this Section 9.12 and shall describe in reasonable detail the relevant waiver, amendment, restatement or modification of such Amended Financial Covenant, it being understood that the failure to deliver any such notice shall not affect any such waiver, amendment, restatement or modification of such Amended Financial Covenant); provided that in no event shall the financial covenants contained in Section 10.4 of this Agreement be automatically amended, restated or otherwise modified pursuant to this clause (a) if the effect thereof is to make such financial covenants looser or less restrictive than the financial covenants in Section 10.4 in effect on the Second Amendment Effective Date without the consent of the Required Holders.

(b) To the extent that the Company shall directly or indirectly pay or cause to be paid remuneration by way of fee as consideration for or as an inducement to the entering into by any lender under any Amended Credit Agreement of any waiver, amendment, restatement or modification for the specific purpose of loosening or making less restrictive to the Company any Amended Financial Covenant, the Company shall pay an equivalent fee ratably to each holder of Notes then outstanding (based on the principal amount outstanding under such Amended Credit Agreement and the respective outstanding principal amounts of Notes of each such holder at such time); provided that this clause (b) shall not apply to (i) any waiver, amendment, restatement or modification that makes any Amended Financial Covenant less restrictive or looser than the financial covenants in Section 10.4 in effect on the Second Amendment Effective Date or (ii) any fee paid to the lenders under any Amended Credit Agreement if such fee is paid as consideration for or as an inducement to the entering into by such lenders of an extension, exchange, renewal, refinancing, refunding or replacement of the Amended Credit Agreement.

(c) In determining whether a breach of any Amended Financial Covenant incorporated by reference into this Agreement pursuant to this Section 9.12 shall constitute an Event of Default, the period of grace (if any) applicable to such Amended Financial Covenant in the applicable Amended Credit Agreement shall apply. Certificates delivered to the holders of Notes pursuant to Section 7.2 of this Agreement shall include the information (including reasonably detailed calculations) required in order to establish whether the Company was in compliance, during the fiscal period covered by the applicable financial statements described in such Section 7.2, with each Amended Financial Covenant incorporated by reference into this Agreement pursuant to this Section 9.12 as such Amended Financial Covenant may be waived, amended, restated or modified.

Section 1.2.      Section 10.4(b) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety as follows:

(b)           Maximum Total Leverage Ratio.  Parent will not permit the Total Leverage Ratio as of the last day of any fiscal quarter to be greater than the ratio set forth opposite the corresponding date set forth below:

Quarter-End Date	Total Leverage Ratio
September 30, 2016	5.25:1.00
December 31, 2016	5.25:1.00
March 31, 2017	5.25:1.00
June 30, 2017	5.00:1.00
September 30, 2017	4.75:1.00
December 31, 2017	4.00:1.00
March 31, 2018 and thereafter	3.75:1.00

Section 1.3.      Section 11(c) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety as follows:

(c)           Parent or the Company defaults in the performance of or compliance with any term contained in Section 7.1(e)(i) or Section 9.5 (solely with respect to the Company’s existence) or in Section 9.9, Section 9.10(a), Section 9.11(b) or Section 10; or

Section 1.4.      Schedule A of the Note Purchase Agreement shall be and is hereby amended to insert the following terms in proper alphabetical order:

“Adjustment Period End” shall mean April 15, 2018.

“Covenant Holiday Period End” means December 31, 2017.

“Current NRSRO Rating” means, as of any interest payment date, an NRSRO Rating in effect as of such date requested and obtained by the Company that, at the Company’s option, has been most recently designated as the “Current NRSRO Rating” in a written notice delivered by the Company to the holders of the Notes, as the same may be updated or replaced from time to time in the Company’s discretion; provided that if two NRSRO Ratings requested and obtained by the Company shall then be in effect, the lowest of such ratings shall apply for purposes of Section 9.11; provided further that if three or more NRSRO Ratings requested and obtained by the Company shall then be in effect, the second-lowest of such ratings shall apply for the purposes of Section 9.11, even if such rating is equal to that of the first lowest.

“Fitch” means Fitch Ratings and its successors at law.

“Investment Grade” means a rating equal to or higher than Baa3 by Moody’s, BBB-  by S&P or Fitch, or an equivalent rating by any other NRSRO.

“MFL Period End” means the first date after March 31, 2018 on which (i) the Current NRSRO Rating is Investment Grade and (ii) the Company has delivered a Compliance Certificate pursuant to Section 7.2 of this Agreement demonstrating compliance with the financial covenants as set forth in Section 10.4 of this Agreement as in effect immediately prior to the Second Amendment Effective Date.

“NRSRO” means a nationally recognized statistical ratings organization so designated by the SEC whose status has been confirmed by the SVO.

“NRSRO Rating” means a rating given by an NRSRO with respect to the Notes as identified by CUSIP or PPN number.

“Second Amendment Effective Date” means September 7, 2016.

SECTION 2.                                             REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND HOLDINGS.

The Company and Holdings each represent to each Purchaser as of the date hereof that:

(a)         the execution, delivery and performance by the Company and Holdings of this Second Amendment are within its corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action.  Each of the Company and Holdings has duly executed and delivered this Second Amendment, and such Second Amendment and the Note Purchase Agreement, as amended by this Second Amendment, constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)         the execution, delivery and performance by it of this Second Amendment (i) will not violate any applicable law or regulation or any order of any Governmental Authority, in each case applicable to or binding upon the Company or Holdings or any of their respective property, except as would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any charter, by-laws or other organizational document of the Company or Holdings, except as would not reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or Holdings or its respective property, except as would not reasonably be expected to have a Material Adverse Effect; and

(c)          as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.                                             CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE SECOND AMENDMENT.

This Second Amendment shall become effective as of the Effective Date when each of the following conditions precedent have been satisfied:

Section 3.1.      The Consenting Noteholders shall include at least the Required Holders as of the Effective Date.  The Company shall have duly executed a counterpart of this Second Amendment, and Holdings and such Consenting Noteholders shall have each delivered a duly executed counterpart of this Second Amendment to the Company.

Section 3.2.      The representations and warranties of the Company and Holdings set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Section 3.3.      The Consenting Noteholders shall have received a copy of the resolutions of the Board of Directors of Holdings authorizing the execution, delivery and performance by the Company and Holdings, of this Second Amendment, certified by its Secretary or an Assistant Secretary.

Section 3.4.      The holders of the Notes shall have received an amendment fee in an amount equal to 0.20% (20 basis points) times the aggregate outstanding principal amount of the Notes held by such holder as of the date hereof.

SECTION 4.                                             COVENANTS OF THE COMPANY.

Section 4.1.      The Company shall pay the fees and expenses of Chapman and Cutler LLP, counsel to the holders of the Notes, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment in accordance with Section 15.1 of the Note Purchase Agreement within three Business Days following receipt by the Company of a statement by such counsel reflecting such fees and expenses.

SECTION 5.                                             MISCELLANEOUS.

Section 5.1.      Effect of Second Amendment.  This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 5.2.      Note Document.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement and the Note Documents without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 5.3.      Headings.  The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 5.4.      Governing Law and Jurisdiction.  Section 24.6 and Section 24.7 of the Note Purchase Agreement are hereby incorporated by reference, mutatis mutandis.

Section 5.5.      Counterparts.  The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[SIGNATURE PAGES FOLLOW]

CF INDUSTRIES, INC.

By	/s/ Daniel Swenson
Name Daniel Swenson
Title Vice President, Treasurer and Assistant Secretary

CF INDUSTRIES HOLDINGS, INC.

By	/s/ Daniel Swenson
Name Daniel Swenson
Title Vice President, Treasurer and Assistant Secretary

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
METROPOLITAN LIFE INSURANCE COMPANY, as a Noteholder

GENERAL AMERICAN LIFE INSURANCE COMPANY, as a Noteholder
By Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY USA, as a Noteholder
By Metropolitan Life Insurance Company, its Investment Manager

	By:	/s/ John Wills
Name: John Wills
Title: Managing Director

METLIFE INSURANCE K.K., as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

ERIE FAMILY LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

SYMETRA LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ John Wills
Name: John Wills
Title: Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Adviser

	By:	/s/ John Wills
Name: John Wills
Title: Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
VOYA INSURANCE AND ANNUITY COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY, each as a Noteholder
By: Voya Investment Management LLC, as Agent

	By:	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY
LEO 2013-1 LLC
UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
VOYA PENSION COMMITTEE ON BEHALF OF THE VOYA RETIREMENT PLAN, each as a Noteholder
By: Voya Investment Management Co. LLC, as Agent

	By:	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Noteholder
By: Allianz Investment Management, LLC, as the authorized signatory and investment manager

	By:	/s/ Charles J. Dudley
Name: Charles J. Dudley
Title: Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
NEW YORK LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Noteholder
By: NYL Investors LLC, Its Investment Manager

	By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as a Noteholder

By: New York Life Insurance Company, its attorney-in-fact

	By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
LIBERTY MUTUAL INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Managing Director

PEERLESS INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Managing Director

EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Noteholder

	By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Managing Director

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON, as a Noteholder

	By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Managing Director

LIBERTY MUTUAL INSURANCE EUROPE LTD, as a Noteholder

	By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Noteholder

By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

	By:	/s/ Elena Unger
Name: Elena Unger
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
MINNESOTA LIFE INSURANCE COMPANY
THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
RESERVE NATIONAL INSURANCE COMPANY
CINCINNATI LIFE INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
AMERICAN REPUBLIC INSURANCE COMPANY
DEARBORN NATIONAL LIFE INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
GREAT WESTERN INSURANCE COMPANY
ROYAL NEIGHBORS OF AMERICA
UNITEDHEALTHCARE INSURANCE COMPANY
COLORADO BANKERS LIFE INSURANCE COMPANY
UNITY FINANCIAL LIFE INSURANCE COMPANY
NEW ERA LIFE INSURANCE COMPANY
WESTERN FRATERNAL LIFE ASSOCIATION
POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.
TRUSTMARK INSURANCE COMPANY
CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL, each as a Noteholder

By: Advantus Capital Management, Inc.

	By:	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
ENSIGN PEAK ADVISORS, INC., as a Noteholder

	By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
COBANK, ACB, as a Noteholder

	By:	/s/ Alan V. Schuler
Name: Alan V. Schuler
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
FARM CREDIT BANK OF TEXAS, as a Noteholder

	By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AGFIRST FARM CREDIT BANK, as a Noteholder

	By:	/s/ Neda K Beal
Name: Neda K Beal
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
UNITED SERVICES AUTOMOBILE ASSOCIATION, as a Noteholder

	By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA CASUALTY INSURANCE COMPANY, as a Noteholder

	By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA LIFE INSURANCE COMPANY OF NEW YORK, as a Noteholder

	By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
GENWORTH LIFE INSURANCE COMPANY
GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
GENWORTH MORTGAGE INSURANCE CORPORATION OF NORTH CAROLINA, each as a Noteholder

By: Genworth Financial Inc.

	By:	/s/ Stuart Shepetin
Name: Stuart Shepetin
Title: Investment Officer

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, as a Noteholder
By: AEGON USA Investment Management, LLC, its investment manager

	By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY, as a Noteholder
By: AEGON USA Investment Management, LLC, its investment manager

	By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

TRANSAMERICA LIFE INSURANCE COMPANY, as a Noteholder
By: AEGON USA Investment Management, LLC, its investment manager

	By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

TRANSAMERICA PACIFIC INSURANCE COMPANY LTD, as a Noteholder
By: AEGON USA Investment Management, LLC, its investment manager

	By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AXA EQUITABLE LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY, each as a Noteholder
By: Hartford Investment Management Company, Their Agent and Attorney-in-Fact

	By:	/s/ John R. Knox
Name: John R. Knox
Title: Senior Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, as a Noteholder

By: Hartford Investment Management Company, Its Agent and Attorney-in-Fact

	By:	/s/ John R. Knox
Name: John R. Knox
Title: Senior Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
ATHENE ANNUITY AND LIFE COMPANY, as a Noteholder

By: Athene Asset Management, L.P., its investment adviser
By: AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ROYAL NEIGHBORS OF AMERICA, as a Noteholder

By: Athene Asset Management, L.P., its investment adviser
By: AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ATHENE LIFE INSURANCE COMPANY OF NEW YORK, as a Noteholder

By: Athene Asset Management, L.P., its investment adviser
By: AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
STATE FARM LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive – Fixed Income

	By:	/s/ Jeffrey Attwood
Name: Jeffrey Attwood
Title: Investment Professional-Fixed Income

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, as a Noteholder

	By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive – Fixed Income

	By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Professional-Fixed Income

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AUTO-OWNERS INSURANCE COMPANY, as a Noteholder

By Fort Washington Investment Advisors, Inc. as its Investment Advisor

	By:	/s/ Roger M. Lanham
Name: Roger M. Lanham
Title: Sr. Vice President & Co-Chief Investment Officer

	By:	/s/ P. Greggory Williams
Name: P. Greggory Williams
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Gilles Dellaert
Name: Gilles Dellaert
Title: EVP

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Gilles Dellaert
Name: Gilles Dellaert
Title: EVP

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
UNUM LIFE INSURANCE COMPANY OF AMERICA, as a Noteholder

By: Provident Investment Management, LLC
Its: Agent

	By:	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
CONNECTICUT GENERAL LIFE INSURANCE COMPANY, as a Noteholder
By: Cigna Investments Inc. (authorized agent)

	By:	/s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Noteholder
By: Cigna Investments, Inc. (authorized agent)

	By:	/s/ Lori E. Hopkins
Name: Lori E. Hopkins
Title: Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
FIDELITY & GUARANTY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Thomas Cunningham
Name: Thomas Cunningham
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AMERICAN UNITED LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

THE STATE LIFE INSURANCE COMPANY, as a Noteholder

By: American United Life Insurance Company
Its: Agent

	By:	/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

PIONEER MUTUAL LIFE INSURANCE COMPANY, as a Noteholder

By: American United Life Insurance Company
Its: Agent

	By:	/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
MODERN WOODMEN OF AMERICA, as a Noteholder

	By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head-Private Placements

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
PHL VARIABLE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Its Duly Authorized Officer

CF NPA Second Amendment Signature Page

Accepted and Agreed to:

PHOENIX LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Senior Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
CMFG LIFE INSURANCE COMPANY
CUMIS INSURANCE SOCIETY, INC., each as a Noteholder

By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AMERICAN FAMILY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

UTICA MUTUAL INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

PRIMERICA LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

INVESTORS HERITAGE LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

5 STAR LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

USABLE LIFE, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
THE PHOENIX INSURANCE COMPANY, as a Noteholder

	By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK, each as a Noteholder

By: Ameritas Investment Partners Inc., as Agent

	By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President and Managing Director

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, as a Noteholder

	By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

	By:	/s/ Tad Anderson
Name: Tad Anderson
Title: Assistant Vice President, Investments

THE CANADA LIFE ASSURANCE COMPANY, as a Noteholder

	By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

	By:	/s/ Tad Anderson
Name: Tad Anderson
Title: Assistant Vice President, Investments

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AMERICO FINANCIAL LIFE AND ANNUITY INSURANCE COMPANY, as a Noteholder

	By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: Vice President - Investments

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
AGSTAR FINANCIAL SERVICES, PCA, as a Noteholder

	By:	/s/ Timothy F. McNamara
Name: Timothy F. McNamara
Title: Associate Vice President Capital Markets

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
FARM CREDIT SERVICES OF AMERICA, PCA, as a Noteholder

	By:	/s/ Steve Moore
Name: Steve Moore
Title: Vice President

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
STANDARD INSURANCE COMPANY, as a Noteholder

	By:	/s/ Chris Beaulieu
Name: Chris Beaulieu
Title: AVP-Investments

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
MTL INSURANCE COMPANY, as a Noteholder

	By:	/s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice-President, Securities

PAN-AMERICAN LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice-President, Securities

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
ASSURITY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

CF NPA Second Amendment Signature Page

Accepted and Agreed to:
SAINT FRANCIS HOSPITAL, INC., as a Noteholder

	By:	/s/ Mark A. Buntz
Name: Mark A. Buntz
Title: Investment Advisor

CF NPA Second Amendment Signature Page